EXHIBIT 32.2

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350

I, Ted T.H. Jeong, Chief Financial Officer of Rexahn Pharmaceuticals, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005 as filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 23, 2005


/s/ Ted T.H. Jeong
-------------------------
Ted T.H. Jeong
Chief Financial Officer